UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

Aramark

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to Be Held on February 2, 2021.

ARAMARK

ARAMARK

2400 MARKET STREET

PHILADELPHIA, PA 19103

Meeting Information Meeting Type: Annual Meeting
For holders as of: December 10, 2020
Date: February 2, 2021 Time: 10:00 AM EST
Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/ARMK2021

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/ARMK2021 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, or proxy materials for future shareholder meetings, you must request one. There is NO charge for requesting a copy.

Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 19, 2021 to facilitate timely delivery.

How To Vote	SCAN TO VIEW MATERIALS & VOTE
Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/ARMK2021. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR each of the director nominees listed below.

1. Election of Directors
Nominees:

1a. Susan M. Cameron

1b. Greg Creed

1c. Calvin Darden

1d. Richard W. Dreiling

1e. Irene M. Esteves

1f. Daniel J. Heinrich

1g. Bridgette P. Heller

1h. Paul C. Hilal

1i. Karen M. King

1j. Stephen I. Sadove

1k. Arthur B. Winkleblack

1l. John J. Zillmer

The Board of Directors recommends you vote FOR Proposals 2, 3, 5 and 6 and ONE YEAR in Proposal 4.

2. To ratify the appointment of Deloitte & Touche LLP as Aramark’s independent registered public accounting firm for the fiscal year ending October 1, 2021.

3. To approve, in a non-binding advisory vote, the compensation paid to the named executive officers.

4. Non-binding advisory vote on the frequency of future stockholder advisory votes on named executive officer compensation.

5. To approve Aramark’s Third Amended and Restated 2013 Stock Incentive Plan.

6. To approve Aramark’s 2021 Employee Stock Purchase Plan.

Our Board has fixed the close of business on December 10, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. A list of these stockholders will be made available to stockholders during the meeting at www.virtualshareholdermeeting.com/ARMK2021.

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